Company information	12 Months Ended
Dec. 31, 2022
Disclosure Of Information Related To The Company [Abstract]
Company information	Company information
Company Information
Nanobiotix, a Société Anonyme registered with the Paris registry of trade and companies under number 447 521 600 and having its registered office at 60 rue de Wattignies, 75012, Paris (“Nanobiotix” or the “Company” and, with its subsidiaries, the “Group”), is a late-stage clinical biotechnology company pioneering disruptive, physics-based therapeutic approaches to the treatment of cancer and other significant unmet medical needs with the express intent of favorably impacting the lives of millions of patients.
We believe the nanotherapeutics we are developing for the treatment of cancer have the potential to significantly enhance patients’ response to radiotherapy and increase the number of patients that may benefit from systemic cancer treatments, including targeted therapeutics and chemotherapy.
Incorporated in 2003, Nanobiotix is headquartered in Paris, France. The Company also has subsidiaries in Cambridge, Massachusetts (United States), France, Spain, and Germany. The Group has been listed on Euronext: Paris under the ticker symbol “NANO” since 2012 (ISIN: FR0011341205, Bloomberg Code: NANO:FP) and on the Nasdaq Global Select Market under the ticker symbol “NBTX” in the United States since December 2020.
The Group is the owner of more than 23 patent families associated with three (3) nanotechnology platforms with applications in 1) oncology; 2) bioavailability and biodistribution; and 3) disorders of the central nervous system. The company's resources are primarily devoted to the development of its lead product candidate–NBTXR3—which is the product of its proprietary oncology platform.
Significant events of the period
Considerations arising from the Russia-Ukraine war
In February 2022, Russia launched an invasion of Ukraine, which may have an adverse impact on the global healthcare ecosystem in the form of delayed clinical trials. Clinical trial sites originally identified in Russia and Ukraine for the NANORAY-312 clinical trial were not opened or active at the start of the conflict and, consequently, did not recruit patients. However, certain trial preparation and start-up fees and expenses that the Company had incurred are not recoverable. While alternate clinical sites in other countries have since been identified, there is currently insufficient information about start-up costs timing in these countries to exclude the possibility of any delays to NANORAY-312 as a direct result of the conflict.
Share capital increase
On March 11, 2022, the share capital of the Company was increased by a nominal amount of €1,500, through the issuance of 50,000 new ordinary shares with a nominal value of €0.03 each, increasing the Company’s share capital from €1,044,776 to €1,046,276 as a result of the definitive vesting of 50,000 AGA 2020. Such acquisition was acknowledged by the Executive Board on March 11, 2022. See Note 10 - Share Capital.
Termination of the licensing and collaboration agreement with PharmaEngine
As part of the termination of the licensing and collaboration agreement entered into with PharmaEngine in August 2012, the Company paid $1 million to PharmaEngine on August 18 2022, in compliance with terms and conditions of the termination agreement. See Note 4 - Significant Transactions.
Restructuring of the existing loan agreement with the European Investment Bank (“EIB”)
On October 18, 2022, the Company and the EIB amended the set of financing and royalties’ agreements (together the “Amendment Agreement to the Finance Contract” or “Amendment Agreement”) relating to the EIB loan to re-align the Company’s outstanding debt obligations with its expected development and commercialization timelines. The main terms and conditions of the Amendment Agreement are as follows:
Under the Amendment Agreement, the repayment of the remaining €25.3 million in principal for both tranches is due at the earliest of the third royalty payment (four years after commercialization of NBTXR3) for the first tranche and the second royalty payment (three years following commercialization of NBTXR3) for the second tranche, or on June 30, 2029 irrespective of the commercialization date of NBTXR3. Commercialization date corresponds to the first fiscal year during which net sales will exceed €5 million.
Under these main terms and conditions, an amount of €5.4 million in interest accrued as payment-in-kind (“PIK”) on the first tranche shall be prepaid in October 2024, except in the case of the closing of a collaboration agreement in which case the PIK will be subject to an earlier redemption by October 2023. Going forward, principal from the first tranche will accrue interest at the unchanged rate of 6% annually, with such interest being capitalized and due as PIK interest at maturity. Interest on the remaining €9.3 million in principal from the second tranche will continue to accrue at the unchanged 5% fixed rate paid in semi-annual installments through the repayment date.
The annual royalty payment remains in the low single digits and indexed on our net sales turnover, and continues to cover a six-year period but has been re-aligned to begin as of the first year of NBTXR3 commercialization meaning, when the Company achieves annual net sales in excess of €5.0 million.

In addition to the royalty fees, the Amendment Agreement also includes a “milestone” payment of €20 million, which can be considered as due at the latest in June 2029. An accelerated redemption schedule for this new milestone payment would be triggered calling for the repayment in two equal installments due one year and two years after commercialization, respectively. Further, should the company secure non-dilutive capital through the execution of any business development deal, an accelerated redemption of this new milestone payment would be triggered resulting in a prorated payment amount not exceeding 10% of any upfront or milestone payment received by the Company.

As part of the Amendment Agreement, the Company has agreed to maintain a minimum cash and cash equivalents balance equal to the outstanding principal owed to EIB which is €25.3 million as of December 31, 2022. All other covenants included in the 2018 finance contract remain unchanged.
Accounting treatment of the Amendment Agreement is described in Note 12 - Financing Liabilities
Termination of the liquidity agreement
Consistent with customary practices in the French securities market, the Company entered in 2012 into a liquidity agreement with Gilbert Dupont, an investment service provider established in France, which agreement allowed Gilbert Dupont to carry out market purchases and sales of Nanobiotix shares on the regulated market of Euronext in Paris, in accordance with the authorizations granted by the Company’s shareholders meeting and in compliance with the French and EU regulations, in order to provide liquidity for the trading market. Effective on December 20, 2022, the Company terminated its Liquidity Agreement with Gilbert Dupont.